SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): JULY 8, 2005


                            PATCH INTERNATIONAL INC.
             (Exact name of registrant as specified in its charter)


            NEVADA                     0-28627              87-0393257
(State or other jurisdiction of      (Commission           (IRS Employer
        incorporation)               File Number)        Identification No.)


      1220 - 666 BURRARD STREET, VANCOUVER, BRITISH COLUMBIA V6C 2X8 CANADA
               (Address of principal executive offices)(Zip Code)


                                 (604) 688-7640
               Registrant's telephone number, including area code


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 5.03    AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
             YEAR

Patch International Inc. filed a Certificate of Change Pursuant to NRS 78.209, which will decrease the number of its authorized shares of common stock from 100,000,000 to 10,000,000 effective July 25, 2005.

ITEM 8.01    OTHER EVENTS

Shareholders will be deemed to own one share for every ten shares of common stock owned as of the record date of July 19, 2005. The new CUSIP number for the common stock will be 703012 20 3 and the symbol will be assigned.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

REGULATION
S-K NUMBER                         DOCUMENT

   3.1          Certificate of Change Pursuant to NRS 78.209


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  PATCH INTERNATIONAL INC.


July 18, 2005                     By:  /s/ DAVID STADNYK
                                     ------------------------------------------
                                        David Stadnyk, President














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